EXHIBIT 99.1



Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED INCOME
Years Ended September 30

(In millions except per share data)                          2004         2003           2002         2001          2000
-------------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues                            $   8,301    $   7,566     $    7,390    $   7,544     $   7,785
Equity income                                                 432          301            181          755           395
Other income                                                   48           45             46           53            63
                                                        ----------   ----------    -----------   ----------    ----------
                                                            8,781        7,912          7,617        8,352         8,243
COSTS AND EXPENSES
Cost of sales and operating expenses                        6,948        6,390          6,115        6,358         6,517
Selling, general and administrative expenses                1,171        1,256          1,181        1,163         1,081
                                                        ----------   ----------    -----------   ----------    ----------
                                                            8,119        7,646          7,296        7,521         7,598
                                                        ----------   ----------    -----------   ----------    ----------
OPERATING INCOME                                              662          266            321          831           645
Net interest and other financial costs                       (114)        (128)          (138)        (175)         (194)
                                                        ----------   ----------    -----------   ----------    ----------
INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                     548          138            183          656           451
Income taxes                                                 (150)         (44)           (68)        (266)         (179)
                                                        ----------   ----------    -----------   ----------    ----------
INCOME FROM CONTINUING OPERATIONS                             398           94            115          390           272
Results from discontinued operations                          (20)         (14)            13           32          (202)
                                                        ----------   ----------    -----------   ----------    ----------
INCOME BEFORE CUMULATIVE EFFECT
      OF ACCOUNTING CHANGES                                   378           80            128          422            70
Cumulative effect of accounting changes                         -           (5)           (11)          (5)            -
                                                        ----------   ----------    -----------   ----------    ----------
NET INCOME                                              $     378    $      75     $      117    $     417     $      70
                                                        ==========   ==========    ===========   ==========    ==========

EARNINGS PER SHARE
Basic
      Income from continuing operations                 $    5.69    $    1.37     $     1.67    $    5.60     $    3.84
      Results from discontinued operations                   (.28)        (.19)           .19          .46         (2.85)
      Cumulative effect of accounting changes                   -         (.08)          (.17)        (.07)            -
                                                        ----------   ----------    -----------   ----------    ----------
      Net income                                        $    5.41    $    1.10     $     1.69    $    5.99     $     .99
                                                        ==========   ==========    ===========   ==========    ==========
Diluted
      Income from continuing operations                 $    5.59    $    1.37     $     1.64    $    5.54     $    3.83
      Results from discontinued operations                   (.28)        (.19)           .19          .45         (2.85)
      Cumulative effect of accounting changes                   -         (.08)          (.16)        (.06)            -
                                                        ----------   ----------    -----------   ----------    ----------
      Net income                                        $    5.31    $    1.10     $     1.67    $    5.93     $     .98
                                                        ==========   ==========    ===========   ==========    ==========

Ashland Inc. and Consolidated Subsidiaries
CONSOLIDATED BALANCE SHEETS
September 30

(In millions)                                                             2004         2003         2002         2001          2000
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                            $      243    $     223    $      90    $     236   $       67
Accounts receivable                                                       1,290        1,135        1,056        1,165        1,211
Inventories                                                                 458          441          456          468          461
Deferred income taxes                                                       103          142          119          131          136
Current assets of discontinued operations held for sale                       -            -          211           64           99
Other current assets                                                        208          144          139          169          199
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          2,302        2,085        2,071        2,233        2,173
INVESTMENTS AND OTHER ASSETS
Investment in Marathon Ashland Petroleum LLC (MAP)                        2,713        2,448        2,350        2,387        2,295
Goodwill                                                                    513          523          510          517          525
Asbestos insurance receivable (noncurrent portion)                          399          399          171          162           46
Noncurrent assets of discontinued operations held for sale                    -            -            -          145          142
Other noncurrent assets                                                     319          279          261          299          288
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          3,944        3,649        3,292        3,510        3,296
PROPERTY, PLANT AND EQUIPMENT
Cost
      APAC                                                                1,302        1,337        1,372        1,304        1,234
      Ashland Distribution                                                  356          357          383          382          356
      Ashland Specialty Chemical                                            780          723          710          701          662
      Valvoline                                                             466          452          406          395          354
      Corporate                                                             200          178          135          143          159
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          3,104        3,047        3,006        2,925        2,765
Accumulated depreciation, depletion and amortization                     (1,848)      (1,775)      (1,647)      (1,540)      (1,410)
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          1,256        1,272        1,359        1,385        1,355
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                     $    7,502    $   7,006    $   6,722    $   7,128   $    6,824
                                                                     ===========   ==========   ==========   ==========  ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Debt due within one year
      Short-term debt                                                $       40    $       -    $      10    $       -   $      245
      Current portion of long-term debt                                     399          102          191           85           82
Trade and other payables                                                  1,362        1,371        1,256        1,399        1,309
Current liabilities of discontinued operations held for sale                  -            -           39           26           35
Income taxes                                                                 14           11           24           20           40
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          1,815        1,484        1,520        1,530        1,711
NONCURRENT LIABILITIES
Long-term debt (less current portion)                                     1,109        1,512        1,606        1,786        1,899
Employee benefit obligations                                                428          385          509          412          383
Deferred income taxes                                                       367          291          246          439          283
Reserves of captive insurance companies                                     179          168          166          173          179
Asbestos litigation reserve (noncurrent portion)                            568          560          152          162           44
Noncurrent liabilities of discontinued operations held for sale               -            -            -           13           11
Other long-term liabilities and deferred credits                            330          353          350          387          349
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          2,981        3,269        3,029        3,372        3,148
STOCKHOLDERS' EQUITY
Common stock                                                                 72           68           68           69           70
Paid-in capital                                                             478          350          338          363          388
Retained earnings                                                         2,262        1,961        1,961        1,920        1,579
Accumulated other comprehensive loss                                       (106)        (126)        (194)        (126)         (72)
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                          2,706        2,253        2,173        2,226        1,965
                                                                     -----------   ----------   ----------   ----------  -----------
                                                                     $    7,502    $   7,006    $   6,722    $   7,128   $    6,824
                                                                     ===========   ==========   ==========   ==========  ===========

Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED CASH FLOWS
Years Ended September 30

(In millions)                                                2004         2003           2002         2001          2000
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
Income from continuing operations                       $     398    $      94     $      115    $     390     $     272
Expense (income) not affecting cash
      Depreciation, depletion and amortization                193          204            208          240           227
      Deferred income taxes                                   125           49           (121)         151           107
      Equity income from affiliates                          (432)        (301)          (181)        (755)         (395)
      Distributions from equity affiliates                    169          203            201          664           282
      Other items                                               2            1              -            5           (19)
Change in operating assets and liabilities (1)               (246)          (8)           (54)         119            (6)
                                                        ----------   ----------    -----------   ----------    ----------
                                                              209          242            168          814           468
CASH FLOWS FROM FINANCING
Proceeds from issuance of long-term debt                        -            -             55           52           988
Proceeds from issuance of common stock                        108            2             11           15             5
Repayment of long-term debt                                  (100)        (216)          (140)        (169)         (675)
Repurchase of common stock                                      -            -            (42)         (49)          (89)
Increase (decrease) in short-term debt                         40          (10)            10         (245)           63
Dividends paid                                                (77)         (75)           (76)         (76)          (78)
                                                        ----------   ----------    -----------   ----------    ----------
                                                              (29)        (299)          (182)        (472)          214
CASH FLOWS FROM INVESTMENT
Additions to property, plant and equipment                   (210)        (112)          (178)        (214)         (240)
Purchase of operations - net of cash acquired                  (5)          (5)           (15)         (91)         (590)
Proceeds from sale of operations                               48            7              -            9            50
Other - net                                                    26           13             26           37            85
                                                        ----------   ----------    -----------   ----------    ----------
                                                             (141)         (97)          (167)        (259)         (695)
                                                        ----------   ----------    -----------   ----------    ----------
CASH PROVIDED (USED) BY CONTINUING OPERATIONS                  39         (154)          (181)          83           (13)
Cash provided (used) by discontinued operations               (19)         287             35           86           (30)
                                                        ----------   ----------    -----------   ----------    ----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               20          133           (146)         169           (43)
Cash and cash equivalents - beginning of year                 223           90            236           67           110
                                                        ----------   ----------    -----------   ----------    ----------
CASH AND CASH EQUIVALENTS - END OF YEAR                 $     243    $     223     $       90    $     236     $      67
                                                        ==========   ==========    ===========   ==========    ==========

DECREASE (INCREASE) IN OPERATING ASSETS (1)
Accounts receivable                                     $    (157)   $     (79)    $      110    $      70     $      69
Inventories                                                   (14)          15             12            5             1
Deferred income taxes                                           2           22             17            -           (28)
Other current assets                                          (64)          (5)            30           31           (29)
Investments and other assets                                  (15)           7             41         (168)          (69)
INCREASE (DECREASE) IN OPERATING LIABILITIES (1)
Trade and other payables                                      (15)         115           (132)          71           108
Income taxes                                                  (19)         (50)           (18)           4           (15)
Noncurrent liabilities                                         36          (33)          (114)         106           (43)
                                                        ----------   ----------    -----------   ----------    ----------
CHANGE IN OPERATING ASSETS AND LIABILITIES              $    (246)   $      (8)    $      (54)   $     119     $      (6)
                                                        ==========   ==========    ===========   ==========    ==========

(1)   Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues
      APAC                                              $   2,525    $   2,400     $   2,652    $   2,624    $    2,504
      Ashland Distribution                                  3,199        2,811         2,541        2,858         3,221
      Ashland Specialty Chemical                            1,386        1,212         1,130        1,091         1,127
      Valvoline                                             1,297        1,235         1,152        1,064         1,049
      Intersegment sales (1)
        Ashland Distribution                                  (19)         (21)          (20)         (27)          (39)
        Ashland Specialty Chemical                            (86)         (69)          (63)         (64)          (76)
        Valvoline                                              (1)          (2)           (2)          (2)           (1)
                                                        ----------   ----------    ----------   ----------   -----------
                                                            8,301        7,566         7,390        7,544         7,785
Equity income
      APAC                                                     19            9             -            -             -
      Ashland Specialty Chemical                                8            7             4            5             4
      Valvoline                                                 -            -             1            1             2
      Refining and Marketing                                  405          285           176          749           389
                                                        ----------   ----------    ----------   ----------   -----------
                                                              432          301           181          755           395
Other income
      APAC                                                     22            -            12           13            21
      Ashland Distribution                                      9           18            17           15             9
      Ashland Specialty Chemical                               16           10             4            6            12
      Valvoline                                                 4            5             6            6             7
      Refining and Marketing                                   (6)           2             2            7             6
      Corporate                                                 3           10             5            6             8
                                                        ----------   ----------    ----------   ----------   -----------
                                                               48           45            46           53            63
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   8,781    $   7,912     $   7,617    $   8,352    $    8,243
                                                        ==========   ==========    ==========   ==========   ===========
OPERATING INCOME
APAC                                                    $     111    $     (42)    $     122    $      55    $      140
Ashland Distribution                                           78           32             1           35            70
Ashland Specialty Chemical                                     87           31            70           38            69
Valvoline                                                     105           87            77           81            78
Refining and Marketing (2)                                    383          263           143          707           361
Corporate                                                    (102)        (105)          (92)         (85)          (73)
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     662    $     266     $     321    $     831    $      645
                                                        ==========   ==========    ==========   ==========   ===========
DEPRECIATION, DEPLETION AND AMORTIZATION
APAC                                                    $      95    $     108     $     114    $     133    $      129
Ashland Distribution                                           18           19            21           27            23
Ashland Specialty Chemical                                     41           40            38           46            40
Valvoline                                                      27           26            24           23            22
Corporate                                                      12           11            11           11            13
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     193    $     204     $     208    $     240    $      227
                                                        ==========   ==========    ==========   ==========   ===========


(1)      Intersegment  sales are accounted  for at prices that  approximate market value.
(2) Includes Ashland's equity income from MAP, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------------------
ASSETS
APAC                                                    $   1,428    $   1,481     $   1,498    $   1,574    $    1,654
Ashland Distribution                                          922          856           884          961         1,047
Ashland Specialty Chemical                                    842          749           941          941           887
Valvoline                                                     658          667           611          642           573
Refining and Marketing                                      2,742        2,484         2,409        2,452         2,352
Corporate (1)                                                 910          769           379          558           311
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   7,502    $   7,006     $   6,722    $   7,128    $    6,824
                                                        ==========   ==========    ==========   ==========   ===========
CAPITAL EMPLOYED
APAC                                                    $     959    $   1,014     $   1,039    $   1,047    $    1,156
Ashland Distribution                                          449          418           459          470           574
Ashland Specialty Chemical                                    490          438           610          612           597
Valvoline                                                     388          399           343          389           333
Refining and Marketing                                      2,053        1,866         1,818        1,654         1,679
Corporate                                                     (85)        (268)         (289)         (75)         (148)
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   4,254    $   3,867     $   3,980    $   4,097    $    4,191
                                                        ==========   ==========    ==========   ==========   ===========
RETURN ON INVESTMENT (2)
APAC                                                          7.3%        (2.4)%         7.3 %        2.5%          7.5%
Ashland Distribution                                         10.8%         4.3 %        (0.5)%        2.8%          7.2%
Ashland Specialty Chemical                                   12.3%         4.8 %         9.8 %        5.4%         10.1%
Valvoline                                                    15.7%        14.1 %        12.5 %       12.5%         12.2%
Refining and Marketing                                       12.4%         8.7 %         4.9 %       25.3%         13.2%
Ashland Inc. consolidated                                    11.7%         4.4 %         5.0 %       12.3%          9.6%

ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
APAC                                                    $      73    $      47     $     107    $      92    $      101
Ashland Distribution                                           10            5            15           25            25
Ashland Specialty Chemical                                     62           34            27           39            64
Valvoline                                                      26           18            22           37            30
Corporate                                                      39            8             7           21            20
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     210    $     112     $     178    $     214    $      240
                                                        ==========   ==========    ==========   ==========   ===========

(1)      Includes cash, cash equivalents and other unallocated assets.
(2) Calculated as income from continuing operations before interest expense on debt (net of related tax benefits) divided by average quarterly capital employed (excluding capital employed in discontinued operations).

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

                                                                       2004         2003         2002          2001         2000
---------------------------------------------------------------------------------------------------------------------------------
OPERATING INFORMATION
APAC
      Construction backlog at September 30 (millions) (1)         $   1,746    $   1,745    $   1,691    $    1,629    $   1,397
      Net construction job revenues (millions) (2)                $   1,433    $   1,361    $   1,527    $    1,547    $   1,536
      Hot-mix asphalt production (million tons)                        33.4         32.5         36.7          36.7         35.0
      Aggregate production (million tons)                              29.6         28.7         31.0          28.7         27.8
      Ready-mix concrete production (million cubic yards)               1.7          2.0          2.1           2.3          2.6
Ashland Distribution (3)
      Sales per shipping day (millions)                           $    12.6    $    11.2    $    10.1    $     11.2    $    12.8
      Gross profit as a percent of sales                                9.6%         9.9%         9.7%          8.9%         9.1%
Ashland Specialty Chemical (3)
      Sales per shipping day (millions)                           $     5.4    $     4.8    $     4.5    $      4.3    $     4.5
      Gross profit as a percent of sales                               27.9%        29.9%        32.9%         29.7%        29.7%
Valvoline
      Lubricant sales (million gallons)                               191.6        193.5        199.0         187.4        194.1
      Premium lubricants (percent of U.S. branded volumes)             21.5%        18.5%        16.1%         11.7%        10.7%
Refining and Marketing (4)
      Refinery runs (thousand barrels per day)
        Crude oil refined                                               920          900          930           912          892
        Other charge and blend stocks                                   167          133          151           139          141
      Refined product yields (thousand barrels per day)
        Gasoline                                                        600          554          594           560          559
        Distillates                                                     291          278          293           279          272
        Asphalt                                                          74           71           73            75           73
        Other                                                           135          131          127           136          131
                                                                  ----------   ----------   ----------   -----------   ----------
        Total                                                         1,100        1,034        1,087         1,050        1,035
      Refined product sales (thousand barrels per day) (5)            1,385        1,345        1,321         1,302        1,309
      Refining and wholesale marketing margin (per barrel) (6)    $    3.11    $    2.59    $    1.82    $     5.17    $    2.63
      Speedway SuperAmerica (SSA)
        Retail outlets at September 30                                1,685        1,791        2,063         2,145        2,288
        Gasoline and distillate sales (million gallons)               3,165        3,423        3,622         3,587        3,742
        Gross margin - gasoline and distillates (per gallon)      $   .1167    $   .1191    $   .1040    $    .1218    $   .1284
        Merchandise sales (millions)                              $   2,301    $   2,281    $   2,381    $    2,186    $   2,143
        Merchandise margin (as a percent of sales)                     24.4%        24.5%        24.2%         23.3%        24.5%

---------------------------------------------------------------------------------------------------------------------------------

(1) Includes APAC's proportionate share of the backlog of unconsolidated joint ventures.
(2)      Total construction job revenues, less subcontract costs.
(3) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.
(4) Amounts represent 100% of MAP's operations, in which Ashland owns a 38% interest.
(5) Total average daily volume of all refined product sales to MAP's wholesale, branded and retail (SSA) customers.
(6) Sales revenue less cost of refinery inputs, purchased products and manufacturing expenses, including depreciation.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Ashland Distribution                                    $     184    $     152     $     125    $     126    $      156
Ashland Specialty Chemical                                    416          352           319          295           226
Valvoline                                                     132          121           101           92            94
                                                        ----------   ----------    ----------   ----------   -----------
                                                              732          625           545          513           476
INTERNATIONAL LIABILITIES
Ashland Distribution                                           88           59            49           50            52
Ashland Specialty Chemical                                    128          104            99           99            69
Valvoline                                                      54           45            37           36            31
                                                        ----------   ----------    ----------   ----------   -----------
                                                              270          208           185          185           152
NET INTERNATIONAL INVESTMENT
Ashland Distribution                                           96           93            76           76           104
Ashland Specialty Chemical                                    288          248           220          196           157
Valvoline                                                      78           76            64           56            63
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     462    $     417     $     360    $     328    $      324
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (1)
Ashland Distribution                                    $      14    $       8     $       6    $      12    $       13
Ashland Specialty Chemical                                     73           54            54           48            34
Valvoline                                                      20           16             9            2             8
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     107    $      78     $      69    $      62    $       55
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES
Ashland Distribution                                    $     537    $     432     $     360    $     417    $      496
Ashland Specialty Chemical                                    589          485           418          371           373
Valvoline                                                     249          208           177          168           180
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,375    $   1,125     $     955    $     956    $    1,049
                                                        ==========   ==========    ==========   ==========   ===========

(1) Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect any allocation of expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Europe                                                  $     432    $     368     $     325    $     295    $      237
Canada                                                        164          141           124          126           143
Asia                                                           58           47            40           38            32
Australia and New Zealand                                      48           43            34           27            31
Other                                                          30           26            22           27            33
                                                        ----------   ----------    ----------   ----------   -----------
                                                              732          625           545          513           476
INTERNATIONAL LIABILITIES
Europe                                                        180          137           129          119            89
Canada                                                         52           40            32           42            38
Asia                                                           11           11             8            8             5
Australia and New Zealand                                      17           11            10            9            13
Other                                                          10            9             6            7             7
                                                        ----------   ----------    ----------   ----------   -----------
                                                              270          208           185          185           152
NET INTERNATIONAL INVESTMENT
Europe                                                        252          231           196          176           148
Canada                                                        112          101            92           84           105
Asia                                                           47           36            32           30            27
Australia and New Zealand                                      31           32            24           18            18
Other                                                          20           17            16           20            26
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     462    $     417     $     360    $     328    $      324
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (1)
Europe                                                  $      41    $      23     $      30    $      25    $       19
Canada                                                         32           25            25           26            24
Asia                                                           14           14            11           10             9
Australia and New Zealand                                      11            8             3            1             1
Other                                                           9            8             -            -             2
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     107    $      78     $      69    $      62    $       55
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES
Europe                                                  $     757    $     618     $     510    $     475    $      527
Canada                                                        344          292           265          288           321
Asia                                                           87           76            63           55            50
Australia and New Zealand                                      95           75            61           61            68
Other                                                          92           64            56           77            83
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,375    $   1,125     $     955    $     956    $    1,049
                                                        ==========   ==========    ==========   ==========   ===========

(1) Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect any allocation of expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.